BOJAN COSIC                                                           INVOICE /
                                                             YEAR-END STATEMENT
1590 Adams Ave. #2598
Costa Mesa, CA 92628
Phone 714.609.8444  Fax 714.609.8444
                                                                   Invoice #007
                                                        Date: DECEMBER 31, 2004

TO:
Chaslav Radovich
Cobalis Corp.
2445 McCabe Way, Suite 150
Irvine, CA  92614
949-757-0001

COMMENTS OR SPECIAL INSTRUCTIONS:

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------------------------- ---------------------------------------------------------------------- ------------------- ---------------
        QUANTITY                                       DESCRIPTION                                   UNIT PRICE           TOTAL
------------------------- ---------------------------------------------------------------------- ------------------- ---------------

07/01/04 - 12/31/04       For Professional Services Rendered from July 1, 2004 through              $6,500 /month          $39,000
                          December 31, 2004.
                          Overall corporate administration services, including but not limited to services related to Human Resources, Intellectual Property,
                          Information Technology, and other related matters.








------------------------- ---------------------------------------------------------------------- ------------------- ---------------
                                                                                                                     ---------------
                                                                                                        TOTAL due         $39,000
                                                                                                                     ---------------
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Make all checks payable to Bojan Cosic

If you have any questions concerning this invoice, contact Bojan Cosic at 714.609.8444.

                          THANK YOU FOR YOUR BUSINESS!